UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2009

VCG Holding Corp.

(Exact Name of Registrant as Specified in Charter)

Colorado	001-32208	84-1157022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

390 Union Boulevard, Suite 540 Lakewood, Colorado	80228
(Address of Principal Executive Offices)	(Zip Code)

(303) 934-2424

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously announced, the Board of Directors of VCG Holding Corp. (the “Company”) adopted a Stock Repurchase Program on July 26, 2007 pursuant to which the Company may repurchase up to the lesser of (a) 1,600,000 shares of its common stock, par value $0.001 (the “Common Stock”), or (b) an aggregate of $10,000,000 of Common Stock (the “Repurchase Program”). On September 29, 2008, the Company’s Board of Directors authorized the Company’s Executive Committee to repurchase, in its discretion, up to an aggregate of $1,000,000 of Common Stock pursuant to the Repurchase Program. Further, on January 9, 2009, the Company’s Board of Directors authorized the Company’s Executive Committee to repurchase, in its discretion, up to an additional aggregate of $1,000,000 of Common Stock pursuant to the Repurchase Program (for a total amount of $2,000,000 of authorized purchases under the Repurchase Program).

As of January 22, 2009, the Company has repurchased an aggregate of 400,424 shares of Common Stock for an aggregate purchase price of $1,060,095 since the inception of the Repurchase Program. As a result, as of January 22, 2009, up to 1,199,576 shares of Common Stock or shares of Common Stock with an aggregate purchase price of approximately $8,939,905 (whichever is less) remain available for repurchase under the Repurchase Program. Further, the Company’s Executive Committee has the authority to purchase shares of Common Stock with an aggregate purchase price of up to approximately $1,189,905 pursuant to the Board of Director’s September 2008 and January 2009 authorizations under the Repurchase Program.

The following table provides additional information about the Company’s purchases under the Repurchase Program.

Period	Total Number of Shares Purchased(1)		Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)		Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
September 1 to 30, 2007	40,000		$6.25	40,000		1,560,000 shares or $9,750,000
October 1 to 31, 2008	225,045	(2)	$2.61	225,045	(2)	1,334,955 shares or $9,161,988
November 1 to 30, 2008	49,000		$1.90	49,000		1,285,955 shares or $9,069,017
December 1 to 31, 2008	52,979		$1.34	52,979		1,232,976 shares or $8,996,775
January 1 to 22, 2009	33,400		$1.68	33,400		1,199,576 shares or $8,939,905
Total	400,424		$2.25	400,424		1,199,576 shares or $8,939,905

(1)	Unless noted, the Company made all repurchases in the open market.

(2)	Of these repurchases, the Company purchased 100,045 shares of Common Stock in the open market and 125,000 shares of Common Stock in a private transaction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCG HOLDING CORP.

Date: January 22, 2009	By:	/s/ COURTNEY COWGILL
Courtney Cowgill
Chief Financial Officer